Exhibit 99.1
FOR IMMEDIATE RELEASE
October 21, 2009
INVESTOR CONTACT
Myrna Vance, 214.932.6646
myrna.vance@texascapitalbank.com
TEXAS CAPITAL BANCSHARES ANNOUNCES OPERATING RESULTS FOR Q3 2009
DALLAS — October 21, 2009 — Texas Capital Bancshares, Inc. (NASDAQ: TCBI), the parent company of Texas Capital Bank, announced earnings and operating results for the third quarter of 2009.
•	Loans held for investment increased 2% and total loans increased 2% on a linked quarter basis and grew 12% and 16%, respectively, from Q3 2008

•	Demand deposits grew 10% and total deposits increased 7% on a linked quarter basis and grew 43% and 16%, respectively, from Q3 2008

•	Net income before preferred dividends decreased 17% on a linked quarter basis and decreased 29% from Q3 2008

•	EPS increased 150% on a linked quarter basis, due to the reduction in preferred stock dividends related to the TARP that was repaid in Q2, and decreased 44% from Q3 2008
“Our core earnings power improved, even in the overall economic downturn and the increased pressure on credit,” said George Jones, CEO. “Our growth in loans, demand deposits and the improvement in net interest margin are indicators of success in this challenging environment.”
FINANCIAL SUMMARY
(dollars and shares in thousands)

	Q3 2009	Q3 2008	% Change
QUARTERLY OPERATING RESULTS
Net Income	$5,353	$7,565	(29)%
Diluted EPS	$.15	$.27	(44)%
ROA	.40%	.65%
ROE	4.46%	9.12%
Diluted Shares	36,304	27,793

	Q3 2009	Q3 2008	% Change
BALANCE SHEET
Total Assets	$5,317,851	$4,742,043	12%
Demand Deposits	802,692	561,227	43%
Total Deposits	3,916,568	3,388,963	16%
Loans Held for Investment	4,290,453	3,840,172	12%
Total Loans	4,840,240	4,183,174	16%
Stockholders’ Equity	474,044	380,858	24%

DETAILED FINANCIALS
Texas Capital Bancshares, Inc. reported net income from continuing operations of $5.4 million for the quarter ended September 30, 2009 compared to $7.6 million for the third quarter of 2008. On a fully diluted basis, earnings per common share from continuing operations were $.15 for the three months ended September 30, 2009, compared to $.27 for the same quarter last year. The discussion below relates only to continuing operations.
Return on average equity was 4.46 percent and return on average assets was .40 percent for the third quarter of 2009, compared to 9.12 percent and .65 percent, respectively for the third quarter of 2008. The reduction in the ROE resulted from the 24 percent increase in stockholders’ equity from two equity offerings since September 2008 and reduced earnings.
Net interest income was $51.6 million for the third quarter of 2009, compared to $38.3 million for the third quarter of 2008. The increase was due to an increase in average earning assets of $645.3 million over levels reported in the third quarter of 2008. The increase in average earning assets included a $482.9 million increase in average loans held for investment and an increase of $251.8 million in average loans held for sale, offset by a decrease of $80.0 million in average securities.
The net interest margin in the third quarter of 2009 was 4.06 percent, a 59 basis point increase from the third quarter of 2008 and an 18 basis point increase from the second quarter of 2009 due to low funding costs and our ability to maintain and improve yields on our earning assets.
Average total deposits increased by $529.2 million from the third quarter of 2008 and increased by $664.5 million from the second quarter of 2009. For the same periods, the average balance of demand deposits increased by $196.6 million, or 35 percent, to $764.6 million from $567.9 million during the third quarter of 2008 and increased $40.1 million, or 6 percent, from the second quarter of 2009.
As a result of the overall economic downturn, we have experienced increases in levels of non-performing assets and exposure to credit losses. Provision for loan losses and valuation allowance related to OREO totaled $15.7 million in third quarter of 2009 compared to $4.0 million in the third quarter of 2008 and $11.0 million in the second quarter of 2009. The Company recorded a $13.5 million provision for loan losses in the third quarter of 2009, compared to $4.0 million in the third quarter of 2008 and $11.0 million in the second quarter of 2009. The third quarter provision resulted in an increase in the reserve to 1.59 percent of loans held for investment as compared to 1.07 percent at September 30, 2008, and 1.35 percent at the end of the second quarter of 2009. In management’s opinion, the reserve is adequate and is derived from consistent application of the methodology for establishing the adequacy of reserves for Texas Capital Bank’s loan portfolio. In the third quarter of 2009, net charge-offs were $2.0 million, compared to net charge-offs of $1.5 million in the third quarter of 2008 and net charge-offs of $6.8 million in the second quarter of 2009. Non-accrual loans were $85.3 million, or 1.99 percent, of loans at the end of the third quarter of 2009, compared to $46.6 million, or 1.21 percent of loans at the end of the third quarter of 2008, and $49.6 million, or 1.18 percent of loans at the end of the second quarter of 2009. At September 30, 2009, total other real estate owned (OREO) was $34.7 million compared to $5.8 million at the end of the third quarter of 2008, and $31.4 million at the end of the second quarter of 2009. The balance of $34.7 million at September 30, 2009 is stated net of a valuation allowance for which the Company incurred a non-interest expense of $2.2 million during the third quarter of 2009.
Non-interest income for the third quarter of 2009 increased $2.2 million, or 45 percent, to $7.1 million from $4.9 million in the third quarter of 2008. The increase is primarily related to a $1.1 million increase in brokered loan fees and a $497,000 increase in service charge income, offset by a $234,000 decrease in trust fee income. Additionally, other non-interest income increased $1.0 million due to a $1.0 million charge associated with customer fraud on certain mortgage loans that was recorded in other non-interest income in the third quarter of 2008.
Non-interest expense for the third quarter of 2009 increased $9.4 million, or 34 percent, to $37.1 million from $27.7 million in the third quarter of 2008. The increase is primarily related to a $3.6 increase in salaries and employee benefits to $19.6 million from $16.0 million, which was primarily due to general business growth. Valuation allowance for foreclosed assets and other carrying costs expense increased $2.2 million related to establishing a valuation allowance of $2.2 million. The expense related to the valuation allowance increased our efficiency ratio from 59.4 percent to 63.1 percent for the third quarter. Additionally, legal and professional expense and FDIC assessment expense increased $916,000 and $1.0 million, respectively, from the third quarter 2008.
Stockholders’ equity increased by 24 percent from $380.9 million in September 2008 to $474.0 million at the end of the third quarter of 2009. Contributing to the increase was retained net income of $21.4 million and proceeds of sales of common stock totaling $114.4 million. The Bank is well capitalized under regulatory guidelines and at September 30, 2009, the Company’s ratio of tangible common equity to total tangible assets was 8.7 percent.
ABOUT TEXAS CAPITAL BANCSHARES, INC.
Texas Capital Bancshares, Inc. (NASDAQ: TCBI) is the parent company of Texas Capital Bank, a commercial bank that delivers highly personalized financial services to businesses and private clients. Headquartered in Dallas, the Bank has full-service locations in Austin, Dallas, Fort Worth, Houston and San Antonio.
This release contains forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares’ control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Form 10-K and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

TEXAS CAPITAL BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(Dollars in thousands except per share data)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2009	2009	2009	2008	2008

CONSOLIDATED STATEMENT OF INCOME
Interest income	$62,197	$60,013	$55,806	$58,873	$62,240
Interest expense	10,631	11,211	14,589	20,161	23,974

Net interest income	51,566	48,802	41,217	38,712	38,266
Provision for loan losses	13,500	11,000	8,500	11,000	4,000

Net interest income after provision for loan losses	38,066	37,802	32,717	27,712	34,266
Non-interest income	7,133	7,416	6,900	5,950	4,885
Non-interest expense	37,067	35,373	30,306	28,443	27,675

Income from continuing operations before income taxes	8,132	9,845	9,311	5,219	11,476
Income tax expense	2,779	3,363	3,186	1,732	3,911

Income from continuing operations	5,353	6,482	6,125	3,487	7,565
Loss from discontinued operations (after-tax)	(41)	(44)	(95)	(100)	(252)

Net income	5,312	6,438	6,030	3,387	7,313
Preferred stock dividends	—	4,453	930	—	—

Net income available to common shareholders	$5,312	$1,985	$5,100	$3,387	$7,313

Diluted EPS from continuing operations	$.15	$.06	$.17	$.11	$.27
Diluted EPS	$.15	$.06	$.16	$.11	$.26

Diluted shares	36,303,975	33,866,237	31,072,444	31,037,610	27,792,938

CONSOLIDATED BALANCE SHEET DATA
Total assets	$5,317,851	$5,303,800	$5,009,931	$5,139,564	$4,742,043
Loans held for investment	4,290,453	4,211,304	4,019,247	4,027,871	3,840,172
Loans held for sale	549,787	544,652	426,982	496,351	343,002
Securities	285,869	308,187	361,898	378,752	365,145
Demand deposits	802,692	730,034	608,939	587,161	561,227
Total deposits	3,916,568	3,643,582	3,010,960	3,333,187	3,388,963
Other borrowings	790,192	1,059,572	1,386,783	1,280,607	835,025
Long-term debt	113,406	113,406	113,406	113,406	113,406
Stockholders’ equity	474,044	464,026	471,990	387,073	380,858

End of period shares	35,802,485	35,688,661	31,014,575	30,971,189	30,844,202
Book value (excluding securities gains/losses)	$13.05	$12.87	$12.64	$12.44	$12.33
Tangible book value (excluding securities gains/losses)	$12.84	$12.66	$12.39	$12.19	$12.08

SELECTED FINANCIAL RATIOS
From continuing operations:
Net interest margin	4.06%	3.88%	3.39%	3.41%	3.47%
Return on average assets	.40%	.49%	.48%	.29%	.65%
Return on average equity	4.46%	5.45%	5.44%	3.61%	9.12%
Non-interest income to earning assets	.56%	.59%	.56%	.52%	.44%
Efficiency ratio	63.1%	62.9%	63.0%	63.7%	64.1%
Non-interest expense to earning assets	2.91%	2.80%	2.48%	2.49%	2.49%
From consolidated:
Net interest margin	4.06%	3.88%	3.39%	3.41%	3.47%
Return on average assets	.40%	.48%	.47%	.28%	.63%
Return on average equity	4.43%	5.41%	5.36%	3.50%	8.81%

Tangible common equity to total tangible assets	8.7%	8.6%	7.8%	7.4%	7.9%
Tier 1 capital ratio	11.2%	11.2%	11.9%	10.0%	10.5%
Total capital ratio	12.5%	12.3%	13.0%	10.9%	11.4%
Tier 1 leverage ratio	10.8%	10.6%	11.0%	10.2%	10.5%

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)

	September 30,	September 30,	%
	2009	2008	Change

Assets
Cash and due from banks	$60,365	$64,738	(7)%
Federal funds sold	240	3,050	(92)%
Securities, available-for-sale	285,869	365,145	(22)%
Loans held for sale	549,787	343,002	60%
Loans held for sale from discontinued operations	589	648	(9)%
Loans held for investment (net of unearned income)	4,290,453	3,840,172	12%
Less: Allowance for loan losses	68,368	40,998	67%

Loans held for investment, net	4,222,085	3,799,174	11%
Premises and equipment, net	11,473	6,081	89%
Accrued interest receivable and other assets	180,465	153,124	18%
Goodwill and intangibles, net	7,567	7,729	(2)%

Total assets	$5,318,440	$4,742,691	12%

Liabilities and Stockholders’ Equity
Liabilities:
Deposits:
Non-interest bearing	$802,692	$561,227	43%
Interest bearing	2,720,011	2,143,944	27%
Interest bearing in foreign branches	393,865	683,792	(42)%

Total deposits	3,916,568	3,388,963	16%

Accrued interest payable	2,516	5,508	(54)%
Other liabilities	21,714	18,931	15%
Federal funds purchased	616,029	240,405	156%
Repurchase agreements	65,422	42,032	56%
Other short-term borrowings	108,741	552,588	(80)%
Trust preferred subordinated debentures	113,406	113,406	—

Total liabilities	4,844,396	4,368,833	11%

Stockholders’ equity:
Common stock, $.01 par value:
Authorized shares — 100,000,000
Issued shares — 35,802,485 and 30,844,202 at September 30, 2009 and 2008, respectively	358	308	16%
Additional paid-in capital	324,724	253,599	28%
Retained earnings	142,248	126,464	12%
Treasury stock (shares at cost: 417 at September 30, 2009 and 84,691 at September 30, 2008)	(8)	(581)	(99)%
Deferred compensation	—	573	(100)%
Accumulated other comprehensive income, net of taxes	6,722	495	N/M

Total stockholders’ equity	474,044	380,858	24%

Total liabilities and stockholders’ equity	$5,318,440	$4,742,691	12%

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(Dollars in thousands except per share data)

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2009	2008	2009	2008

Interest income
Interest and fees on loans	$58,959	$57,909	$167,326	$176,195
Securities	3,226	4,281	10,621	13,691
Federal funds sold	5	40	29	141
Deposits in other banks	7	10	40	30

Total interest income	62,197	62,240	178,016	190,057
Interest expense
Deposits	8,916	18,338	29,264	56,777
Federal funds purchased	586	2,273	1,944	7,186
Repurchase agreements	14	86	42	462
Other borrowings	125	1,791	1,873	7,770
Trust preferred subordinated debentures	990	1,486	3,308	4,837

Total interest expense	10,631	23,974	36,431	77,032

Net interest income	51,566	38,266	141,585	113,025
Provision for loan losses	13,500	4,000	33,000	15,750

Net interest income after provision for loan losses	38,066	34,266	108,585	97,275
Non-interest income
Service charges on deposit accounts	1,658	1,161	4,797	3,566
Trust fee income	1,000	1,234	2,836	3,656
Bank owned life insurance (BOLI) income	418	299	1,115	925
Brokered loan fees	2,120	1,024	6,822	2,168
Equipment rental income	1,291	1,487	4,200	4,513
Other	646	(320)	1,679	1,692

Total non-interest income	7,133	4,885	21,449	16,520
Non-interest expense
Salaries and employee benefits	19,569	16,039	53,788	46,750
Net occupancy expense	3,164	2,300	9,305	7,097
Leased equipment depreciation	1,050	1,153	3,288	3,525
Marketing	705	521	1,915	1,847
Legal and professional	3,274	2,358	8,816	6,829
Communications and data processing	935	858	2,750	2,482
FDIC insurance assessment	1,452	432	6,492	1,154
Allowance and other carrying costs for OREO	2,390	239	3,968	668
Other	4,528	3,775	12,424	10,856

Total non-interest expense	37,067	27,675	102,746	81,208

Income from continuing operations before income taxes	8,132	11,476	27,288	32,587
Income tax expense	2,779	3,911	9,328	11,192

Income from continuing operations	5,353	7,565	17,960	21,395
Loss from discontinued operations (after-tax)	(41)	(252)	(180)	(516)

Net income	5,312	7,313	17,780	20,879
Preferred stock dividends	—	—	5,383	—

Net income available to common stockholders	$5,312	$7,313	$12,397	$20,879

Basic earnings per common share:
Income from continuing operations	$.15	$.27	$.38	$.79
Net income	$.15	$.26	$.37	$.77

Diluted earnings per common share:
Income from continuing operations	$.15	$.27	$.37	$.79
Net income	$.15	$.26	$.37	$.77

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF LOAN LOSS EXPERIENCE
(Dollars in thousands)

3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
2009	2009	2009	2008	2008

Beginning balance	$56,893	$52,727	$46,835	$40,998	$38,460
Loans charged-off:
Commercial	115	92	1,695	535	592
Real estate — construction	576	1,821	60	1,195	553
Real estate — term	1,239	1,250	236	3,432	267
Consumer	80	—	419	64	129
Leases	72	3,724	226	—	—

Total	2,082	6,887	2,636	5,226	1,541
Recoveries:
Commercial	21	48	21	43	27
Consumer	16	5	—	—	13
Leases	20	—	—	—	12
Real estate — construction	—	—	7	—	—
Real estate — term	—	—	—	20	27

Total recoveries	57	53	28	63	79

Net charge-offs	2,025	6,834	2,608	5,163	1,462
Provision for loan losses	13,500	11,000	8,500	11,000	4,000

Ending balance	$68,368	$56,893	$52,727	$46,835	$40,998

Reserve to loans held for investment(2)	1.59%	1.35%	1.31%	1.16%	1.07%
Reserve to average loans held for investment(2)	1.60%	1.38%	1.31%	1.21%	1.08%
Net charge-offs to average loans(1)(2)	.19%	.66%	.26%	.53%	.15%
Net charge-offs to average loans for last twelve months(1)(2)	.41%	.41%	.34%	.35%	.28%
Provision for loan losses to average loans(1)(2)	1.26%	1.07%	.85%	1.13%	.42%

Non-performing assets (NPAs): (4)
Non-accrual loans	$85,270	$49,592	$50,683	$47,499	$46,579
Other real estate owned (OREO) (5)	34,671	31,404	27,501	25,904	5,792

Total	$119,941	$80,996	$78,184	$73,403	$52,371

Non-accrual loans to loans(2)	1.99%	1.18%	1.26%	1.18%	1.21%
Total NPAs to loans plus OREO	2.77%	1.91%	1.93%	1.81%	1.36%
Reserve to non-accrual loans	.8	x	1.1	x	1.0	x	1.0	x	.9	x

Loans past due 90 days and still accruing(3)	$7,569	$3,539	$4,637	$4,115	$2,970

Loans past due 90 days to loans(2)	.18%	.08%	.12%	.10%	.08%

(1)	Interim period ratios are annualized.

(2)	Excludes loans held for sale.

(3)	At September 30, 2009, loans past due 90 days and still accruing includes premium finance loans of $2.6 million. These loans are primarily secured by obligations of insurance carriers to refund premiums on cancelled insurance policies. The refund of premiums from the insurance carriers can take 180 days or longer from the cancellation date.

(4)	At September 30, 2009, non-performing assets include $3.1 million of mortgage warehouse loans which were transferred to the loans held for investment portfolio at lower of cost or market, and some were subsequently moved to other real estate owned.

(5)	At September 30, 2009, OREO balance is net of $2.2 million valuation allowance.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
(Dollars in thousands)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2009	2009	2009	2008	2008

Interest income
Interest and fees on loans	$58,959	$56,455	$51,912	$54,814	$57,909
Securities	3,226	3,544	3,851	4,031	4,281
Federal funds sold	5	9	15	27	40
Deposits in other banks	7	5	28	1	10

Total interest income	62,197	60,013	55,806	58,873	62,240
Interest expense
Deposits	8,916	8,769	11,579	16,075	18,338
Federal funds purchased	586	740	618	1,046	2,273
Repurchase agreements	14	14	14	79	86
Other borrowings	125	570	1,178	1,353	1,791
Trust preferred subordinated debentures	990	1,118	1,200	1,608	1,486

Total interest expense	10,631	11,211	14,589	20,161	23,974

Net interest income	51,566	48,802	41,217	38,712	38,266
Provision for loan losses	13,500	11,000	8,500	11,000	4,000

Net interest income after provision for loan losses	38,066	37,802	32,717	27,712	34,266
Non-interest income
Service charges on deposit accounts	1,658	1,614	1,525	1,133	1,161
Trust fee income	1,000	952	884	1,036	1,234
Bank owned life insurance (BOLI) income	418	423	274	315	299
Brokered loan fees	2,120	2,670	2,032	1,074	1,024
Equipment rental income	1,291	1,453	1,456	1,482	1,487
Other	646	304	729	910	(320)

Total non-interest income	7,133	7,416	6,900	5,950	4,885
Non-interest expense
Salaries and employee benefits	19,569	18,000	16,219	14,688	16,039
Net occupancy expense	3,164	3,387	2,754	2,534	2,300
Leased equipment depreciation	1,050	1,115	1,123	1,142	1,153
Marketing	705	655	555	882	521
Legal and professional	3,274	3,291	2,251	2,793	2,358
Communications and data processing	935	979	836	832	858
FDIC insurance assessment	1,452	3,493	1,547	643	432
Allowance and other carrying costs for OREO	2,390	378	1,200	873	239
Other	4,528	4,075	3,821	4,056	3,775

Total non-interest expense	37,067	35,373	30,306	28,443	27,675

Income from continuing operations before income taxes	8,132	9,845	9,311	5,219	11,476
Income tax expense	2,779	3,363	3,186	1,732	3,911

Income from continuing operations	5,353	6,482	6,125	3,487	7,565
Loss from discontinued operations (after-tax)	(41)	(44)	(95)	(100)	(252)

Net income	5,312	6,438	6,030	3,387	7,313
Preferred stock dividends	—	4,453	930	—	—

Net income available to common stockholders	$5,312	$1,985	$5,100	$3,387	$7,313

TEXAS CAPITAL BANCSHARES, INC.
QUARTERLY FINANCIAL SUMMARY — UNAUDITED
Consolidated Daily Average Balances, Average Yields and Rates
Continuing Operations
(Dollars in thousands)

	3rd Quarter 2009			2nd Quarter 2009			1st Quarter 2009			4th Quarter 2008			3rd Quarter 2008
	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Average	Average	Average	Revenue/	Yield/	Average	Revenue/	Yield/
	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Balance	Balance	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate
Assets
Securities — Taxable	$247,936	$2,813	4.50%	$280,372	$3,124	4.47%	$321,802	$3,431	4.32%	$313,992	$3,610	4.57%	$325,317	$3,852	4.71%
Securities — Non-taxable(2)	44,642	635	5.64%	45,901	646	5.64%	46,055	646	5.69%	46,272	648	5.57%	47,271	660	5.55%
Federal funds sold	6,782	5	0.29%	5,649	9	0.64%	14,923	15	0.41%	23,050	27	0.47%	8,001	40	1.99%
Deposits in other banks	12,649	7	0.22%	12,268	5	0.16%	11,207	28	1.01%	5,761	1	0.07%	2,554	10	1.56%
Loans held for sale	539,889	6,881	5.06%	656,462	7,775	4.75%	587,401	6,487	4.48%	316,409	4,441	5.58%	288,103	4,137	5.71%
Loans held for investment	4,264,202	52,078	4.85%	4,124,937	48,680	4.73%	4,022,180	45,425	4.58%	3,875,586	50,373	5.17%	3,781,289	53,772	5.66%
Less reserve for loan losses	56,429	—	—	51,601	—	—	46,686	—	—	38,145	—	—	38,180	—	—

Loans, net of reserve	4,747,662	58,959	4.93%	4,729,798	56,455	4.79%	4,562,895	51,912	4.61%	4,153,850	54,814	5.25%	4,031,212	57,909	5.71%

Total earning assets	5,059,671	62,419	4.89%	5,073,988	60,239	4.76%	4,956,882	56,032	4.58%	4,542,925	59,100	5.18%	4,414,355	62,471	5.63%
Cash and other assets	245,564			251,960			238,723			218,335			201,589

Total assets	$5,305,235			$5,325,948			$5,195,605			$4,761,260			$4,615,944

Liabilities and Stockholders’ Equity
Transaction deposits	$144,944	$58	0.16%	$135,756	$55	0.16%	$129,850	$44	0.14%	$103,111	$67	0.26%	$103,905	$122	0.47%
Savings deposits	1,377,712	3,090	0.89%	974,275	2,003	0.82%	745,355	1,420	0.77%	729,337	2,350	1.28%	778,956	3,371	1.72%
Time deposits	1,284,220	4,245	1.31%	1,082,691	5,105	1.89%	1,277,824	8,066	2.56%	1,405,426	10,603	3.00%	1,275,798	10,524	3.28%
Deposits in foreign branches	404,545	1,523	1.49%	394,251	1,606	1.63%	444,549	2,049	1.87%	555,573	3,055	2.19%	720,211	4,321	2.39%

Total interest bearing deposits	3,211,421	8,916	1.10%	2,586,973	8,769	1.36%	2,597,578	11,579	1.81%	2,793,447	16,075	2.29%	2,878,870	18,338	2.53%
Other borrowings	724,127	725	0.40%	1,404,881	1,324	0.38%	1,367,691	1,810	0.54%	881,868	2,478	1.12%	709,157	4,150	2.33%
Trust preferred subordinated debentures	113,406	990	3.46%	113,406	1,118	3.95%	113,406	1,200	4.29%	113,406	1,608	5.64%	113,406	1,486	5.21%

Total interest bearing liabilities	4,048,954	10,631	1.04%	4,105,260	11,211	1.10%	4,078,675	14,589	1.45%	3,788,721	20,161	2.12%	3,701,433	23,974	2.58%
Demand deposits	764,557			724,487			636,704			566,513			567,914
Other liabilities	15,617			18,899			23,619			21,323			16,452
Stockholders’ equity	476,107			477,302			456,607			384,703			330,145

Total liabilities and stockholders’ equity	$5,305,235			$5,325,948			$5,195,605			$4,761,260			$4,615,944

Net interest income		$51,788			$49,028			$41,443			$38,939			$38,497
Net interest margin			4.06%			3.88%			3.39%			3.41%			3.47%

(1)	The loan averages include loans on which the accrual of interest has been discontinued and are stated net of unearned income.

(2)	Taxable equivalent rates used where applicable.